SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 16, 2000
                                                   ------------------


                              CONDOR CAPITAL, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Colorado
           -----------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization

      33-20848-D                                       84-1075696
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


3858 West Carson Street, Suite 127, Torrance, California            90503-6705
--------------------------------------------------------            ------------
(Address of principal executive offices)                             (Zip Code)

                                 (310) 944-9771
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                8891 East Easter Place, Englewood, Colorado 80112
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountants.

     (a) Previous Independent Public Accountants

     Effective February 25, 2000, Condor Capital, Inc., a Colorado corporation (the "Registrant") dismissed Gordon, Hughes & Banks, LLP ("GHB") as its independent public accountants. The Board of Directors of the Registrant approved this action.

     During the two most recent fiscal years and through December 16, 2000, there were no disagreements with GHB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of GHB, would have caused GHB to make reference to the subject matter of the disagreement(s) in its reports.

     GHB audited the balance sheets of the Registrant at September 30, 1999 and 1998, and the related statements of operations, stockholders' equity and cash flows, for the fiscal years ended September 30, 1999 and September 30, 1998 (collectively, the "Financial Statements"). GHB's reports on the Financial Statements did not contain an adverse opinion or disclaimer of opinion, and with the exception of a standard "Going Concern" qualification because of the lack of material operations of the Registrant on the dates of the above referenced Financial Statements, were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Registrant provided GHB with a copy of the above statements, and requested that GHB furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether GHB agrees with such statements. A copy of the letter of GHB to the Commission, dated March 1, 2000, is filed as an exhibit to this current report on Form 8-K.

     (b) New Independent Public Accountants.

     Effective February 25, 2000, the Registrant engaged the accounting firm of Jones, Jensen & Company as independent public accountants of the Registrant.

Item 7.   Financial Statements, Pro Forma Financial Statements And Exhibits

     (c) Exhibits.

     16.1 Letter of Gordon, Hughes & Banks LLP, dated March 1, 2000, to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                     CONDOR CAPITAL, INC.
                                                     (Registrant)


Date: March 1, 2000                                  /S/  Lee Gahr
                                                     ---------------------------
                                                     By: Lee Gahr
                                                     Its:  President



Date: March 1, 2000                                  /S/  W. Patrick Batista
                                                     ---------------------------
                                                     By: W. Patrick Batista
                                                     Its: Secretary and
                                                         Chief Financial Officer

                                  EXHIBIT 16.1


                           GORDON, HUGHES & BANKS LLC
                          Certified Public Accountants

March 1, 2000

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Condor Capital, Inc.
     Commission File No. 33-20848-D


Ladies and Gentlemen:

We were previously the independent accountants for the Company and on December 16, 1999, we reported on the financial statements of the Company for the years ended September 30, 1999 and 1998. On February 25, 2000, we were replaced as the independent accountants of the Company.

We have read Item 4 of Form 8-K dated March 1, 2000, of Condor Capital, Inc. and are in agreement with the statements contained in paragraph 4(a) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Sincerely,

/S/ Gordon, Hughes & Banks LLP
------------------------------
Gordon, Hughes & Banks LLP

cc: Board of Directors
Condor Capital, Inc.
3858 W. Carson Street, Suite 127
Torrance, California 90503